Exhibit 99.2

AMENDED AND RESTATED

DISTRIBUTION REINVESTMENT PROGRAM

OF INLAND RETAIL REAL ESTATE TRUST, INC.

This AMENDED AND RESTATED DISTRIBUTION REINVESTMENT PROGRAM (the “DRP”) OF INLAND RETAIL REAL ESTATE TRUST, INC. (the “Company”) is made and shall be effective as of this 7th day of April, 2005, pursuant to its Fifth Articles of Amendment and Restatement of Charter (the “Charter”).  Capitalized terms are defined in Section 15 below, unless otherwise defined herein.

1.                Purpose.  The DRP has been designed to offer to Shareholders a relatively simple and convenient method to acquire additional Shares by reinvesting cash Distributions without incurring any brokerage commissions, fees or service charges.  The Company intends to use proceeds received from the sale of Shares through the DRP for general corporate purposes, including, without limitation, acquiring additional real estate properties, financing the acquisitions of additional real estate properties, funding operating or capital expenses associated with the Company’s portfolio of real estate properties, and/or funding the Company’s Share repurchase program and/or other general corporate purposes designated by the Board and/or the officers of the Company.

2.                Plan Administrator.  The Company has appointed and engaged the Plan Administrator to, among other things, administer the DRP for Participants, maintain Shareholder records, and forward statements of holdings to Shareholders and the Company.  Any and all communications relating to the DRP shall be addressed and forwarded to the Plan Administrator.  Participants may also contact the Plan Administrator at 800-368-5948.  All Participants should include in all written communications forwarded to the Plan Administrator such Participant’s account number and social security number, as well as a telephone number at which the Participant can be contacted.  Shares issued under the DRP will be held by the Plan Administrator as agent and for the benefit of Participants, and will be registered in the name of the Plan Administrator (or its nominee).  The Plan Administrator will maintain an individual account for each Participant.  Shares acquired under the DRP will be credited to a Participant’s account as and when acquired.

The Company, in conjunction with the Plan Administrator, shall have the right, in its sole and absolute discretion, to adopt and implement from time to time and at any time any rules and regulations to facilitate the administration of the DRP.  The Company reserves the right to interpret, in its sole and absolute discretion, any and all provisions of the DRP and any rules and regulations relating thereto.  Any determination made in good faith by the Company in respect of any aspect of the DRP shall be final and conclusive and binding on the Plan Administrator and all Participants.

3.                Participation.  As agent for the Participants, the Plan Administrator will apply all or any portion of Distributions, including Distributions paid with respect to any Shares acquired under the DRP (and fractions thereof), to the purchase and acquisition of additional Shares for and on behalf of said Participants directly, if permitted under federal and state securities laws and, if not, through the Dealer Manager or Soliciting Dealers registered in the Participant’s state of residence.  Neither the Company nor any of its Affiliates shall receive a fee for selling or disbursing any Shares under the DRP.  The amount of Shares to be acquired and issued under the DRP with respect to any Distribution payable to a Participant shall be equal to the portion of such Distribution that the Participant has elected to reinvest in additional Shares pursuant to the DRP, less any Withholding Amount (if any), divided by the DRP Share Price (as defined in Section 4 below).  Fractional Shares will be issued (computed to four decimal places), if necessary, to make full reinvestment of a Participant’s Distributions.  Notwithstanding the foregoing, in no event shall a Participant be permitted to acquire Shares under the DRP to the extent such purchase would cause it to exceed the Ownership Limit or other Share ownership restrictions imposed by the Charter or the Board from time to time.  In such event, the Participant automatically shall be terminated from the DRP, and such Participant’s Distributions shall be paid in cash.

4.                Procedure for Participation.  Any Shareholder of record of Shares is eligible at any time to elect to participate in the DRP.  A Shareholder of record that desires to participate in the DRP should contact the Plan Administrator for a complete set of participation instructions, including an authorization form and any other documentation as may be required by the Company and/or the Plan Administrator from time to time.  If a Shareholder’s Shares are held by or registered in the name of a trust, retirement account or other intermediary account, or are held by a custodian or trustee for the benefit of such Shareholder, then the trustee, custodian or other party in whose name the Shares are held and/or registered is the only party entitled and empowered to make application on behalf of the applicable individual Shareholder to enroll in the DRP.  Accordingly, a Shareholder should contact and instruct any such trustee, custodian or other party to enroll such Shareholder in the DRP.  Participants shall have the right to elect to use all or any part of Distributions payable them to acquire Shares under the DRP, which election shall be made in the authorization form and/or other documentation completed at the time of enrollment in the DRP (or in any authorization form and/or other documentation required to make any changes in a Participant’s DRP election).  Participation in the DRP will be effective as of the date of the first Distribution record date following the Plan Administrator’s receipt and review of, and confirmation of proper completion of, all required authorization forms and other documentation required to participate in the DRP (the “Effective Date”).  Accordingly, the portion of Distributions payable to a Shareholder that elects to participate in the DRP shall be first used to acquire Shares and credited to a Participant’s account pursuant to the DRP on the first Distribution payment date following the Effective Date.  Each Participant agrees that if, at any time prior to listing of the Shares on a national stock exchange or inclusion of the Shares for quotation on a national market system, he or she fails to meet the suitability requirements for making an investment in the Company or cannot make the other representations or warranties set forth in the authorization form or other DRP documentation (or any representations or warranties set forth in the authorization form or other DRP documentation are no longer true), then he or she will promptly so notify the Company in writing.

A Participant may change its elections made in connection with the DRP (including the termination of its participation in the DRP and the reallocation of Distributions payable to such Participant between an amount thereof to be used for the acquisition of Shares under the DRP and an amount thereof to be paid to a Shareholder in cash) at any time by contacting the Plan Administrator.  If a Participant’s Shares are held by or registered in the name of a trust, retirement account or other intermediary account, or are held by a custodian or trustee, then the trustee, custodian or other party in whose name the Shares are held and/or registered is the only party entitled and empowered to make application on behalf of the applicable individual Participant to change any elections made in respect of the DRP.  Accordingly, a Participant should contact and instruct any such trustee, custodian or other party to make such changes in or elect such termination.  Any such change or termination shall be effective as of the date immediately preceding the first Distribution record date following the Plan Administrator’s receipt and review of, and confirmation of proper completion of, all required authorization forms and other documentation required to make such change or effect such termination; provided, however, that if all appropriate documentation is received by the Plan Administrator less than six (6) business days prior to such Distribution record date, then the change or termination shall not be effective until the next such record date (and the Participant shall receive the benefits of the DRP as of such record date).  Upon any such change or termination, the Plan Administrator shall continue to maintain the Shares that were subject to the DRP in book entry form (i.e., a Share certificate will not be issued to a Shareholder absent a written request from such Shareholder), and all future Distributions relating to the Shares that were subject to the DRP shall be paid in cash in accordance with the Shareholder’s written instructions.

If Shareholders establish a joint account, then both Shareholders must execute any transaction requests regarding such account, including, without limitation, becoming a Participant in the DRP, changing any elections made in respect of the DRP, and/or electing to cease participation in the DRP.  If the Company shall receive conflicting instructions from such Shareholders, then the Company shall disregard both instructions.

Notwithstanding anything contained in the DRP to the contrary, the Company reserves the right, in its sole and absolute discretion, to (a) reject enrollment of any Shareholder in the DRP who has violated the terms, provisions or conditions of the DRP through excessive sales, transfers, terminations, enrollments or otherwise, (b) reject enrollment of any Shareholder in the DRP if such Shareholder resides in a jurisdiction in which it is unlawful or unduly burdensome for the Company or the Plan Administrator to permit participation, and (c) terminate the participation of any Participant who is violating the terms, provisions or conditions of the DRP and/or causing undue expense on the Company or the Plan Administrator.

5.                DRP Share Price.  The price per Share at which the Plan Administrator shall acquire Shares under the DRP (the “DRP Share Price”) for the benefit of the Participants shall be a fixed price of Ten and 25/100 Dollars ($10.25) per Share.  There currently is no public trading market for the Shares.  The DRP Share Price was determined by the Board in its business judgment, and is subject to increase or decrease at the Board’s sole and absolute discretion.  The DRP Share Price may not be indicative of the price at which Shares may trade or would trade if listed on a national securities exchange or included for quotation on a national market system.  If our Shares become listed on a national securities exchange or included for quotation on a national market system, then the DRP may be modified by the Board in its sole and absolute discretion.  The Company makes no assurances or guaranties that the DRP Share Price is the lowest price at which an investor may acquire Shares.

It is possible that a secondary market will develop for the Shares, and that the Shares may be bought and sold on the secondary market at prices lower or higher than the DRP Share Price.  Neither the Company nor the Plan Administrator can ensure that a Participant in the DRP will make a profit or will not suffer a loss in respect to any Shares acquired through the DRP.

It is understood that reinvestment of Distributions under the DRP does not relieve a Participant of any income tax liability which may be payable on the Distributions.  Participants should consult their tax advisor regarding the federal and state income tax consequences of their participation in the DRP.

6.                Share Certificates.  In an effort to protect against loss, theft or destruction of Share certificates, the Company will not issue Share certificates evidencing ownership of Shares acquired through the DRP.  The ownership of the Shares will be in book-entry form and will be issued in the name of the Plan Administrator.  A Participant may obtain any information regarding the number of Shares it owns (including Shares acquired through the DRP) upon request from the Plan Administrator.  Notwithstanding the foregoing, upon the written request of a Participant, the Company’s transfer agent shall promptly forward to such Participant a certificate evidencing ownership of the whole or any portion of Shares acquired (but in no event less than a whole Share) by the Participant through the DRP and credited to such Participant’s account.  No certificates will be issued for any fractional Shares.  Accordingly, if a Shareholder requests a certificate for all of its Shares, then the Shareholder will be issued (a) a certificate evidencing an amount of Shares which is the closest whole number less than the actual amount of Shares owned by the Shareholder, and (b) a check payable to such Shareholder equal to the product of the fractional portion of Shares owned by such Shareholder and the DRP Share Price.  Shares held by the Plan Administrator for the account of a Participant may not be pledged, assigned or otherwise encumbered.  If a Participant desires to pledge, assign or encumber any of its Shares, then such Shareholder must request that a Share certificate be issued by the Company’s transfer agent.

7.                Transfer of DRP Shares.  A Participant may transfer Shares acquired pursuant to the DRP.  However, there currently is no public trading market for the Shares and the Company makes no assurances or guaranties that one will be developed in the future.  If a Participant desires to transfer its Shares, then such Participant shall, prior to the proposed effective date of transfer, contact the Plan Administrator for a complete set of transfer instructions.  A Participant and prospective transferee must comply with any and all such transfer instructions in order to effectively transfer such Shares.  The Plan Administrator shall endeavor to effect such transfer as promptly as practicable after its receipt of any and all information and materials required by such transfer instructions (and in all events in compliance with any requirements of applicable law).  Participation in the DRP with respect to any Shares so transferred automatically shall be terminated effective as of the date of such transfer.  The transferee of such Shares shall have the right to elect to participate in the DRP as provided herein.  A request from a Participant to sell or transfer Shares that would result in less than twenty-five (25) Shares remaining in such Participant’s DRP account shall be deemed a request for termination of such Participant’s participation in the DRP (in which event the terms and provisions of Section 4 above relating to termination shall apply).

In the event that a transfer is consummated after a record date relating to a Distribution, but on or prior to the payment date relating to such Distribution, then the transfer shall be processed as provided above; provided, however, the transferor Shareholder (the Participant), and not the transferee Shareholder, shall receive the benefit of such Distribution, which shall be reinvested in Shares pursuant to and in accordance with the DRP.

8.                Reports.  Within five (5) business days after the end of each calendar month, the Plan Administrator shall send to each Participant a report summarizing such Participant’s interests in the DRP, including, without limitation, the purchase dates of Shares, purchase prices for Shares, and number of Shares acquired under and pursuant to the DRP.  These reports shall serve as a Participant’s record of timing and cost of purchases made under the DRP and should be retained for income tax purposes.  Furthermore, the Plan Administrator shall send to each Participant tax reporting information to the extent required by applicable law.

9.                Amendment, Suspension or Termination of DRP by the Company.  The Board may by majority vote (including a majority of the Independent Directors) amend, modify, supplement, suspend or terminate, in whole or in part, the DRP for any or no reason whatsoever with or without prior notice to or approval of any Participants.  Following the effective date of any amendment, modification, supplement, suspension or termination of the DRP, the Company shall file with the Securities and Exchange Commission a copy of such amendment, modification, supplement, suspension or termination with a Current Report on Form 8-K, an Annual Report on Form 10-K or on Form 10-Q, as determined by the Company.

10.              Non-Cash Distributions; Share Splits and Share Distributions.  The DRP does not apply to any non-cash Distributions declared and made by the Company.  Notwithstanding the forgoing, if the Company declares a split of its Shares, or declares a Distribution of Shares (rather than cash), any Shares issued in connection such Share split and/or Share Distribution as they relate to Shares acquired through the DRP shall be credited to the account of a Participant.  If the Company declares a reverse Share split, then the appropriate number of Shares held by the Plan Administrator for a Participant shall be reduced accordingly.

11.              Voting Rights.  Shares held by the Plan Administrator shall be voted for the Participants as direct.  The Plan Administrator shall forward, as soon as reasonably practicable, to all Participants any and all proxy solicitation materials (including proxy cards) relating to any annual or special meetings of Shareholders.  Such proxy materials (including the proxy card) will apply to all Shares held by the applicable Participant (including Shares not acquired through the DRP).  If a Participant shall complete, sign and return (by the date required in the proxy materials) such proxy card with instructions as to how to vote on all matters contained therein, then the Plan Administrator shall vote such Shares in accordance with such proxy card instructions.  If a Participant shall complete, sign and return (by the date required in the proxy materials) such proxy card with instructions as to how to vote some, but not all, matters contained therein, then the Plan Administrator shall vote such Shares (a) with respect to such matters that the Participant provided voting instructions, in accordance with the proxy card instructions, and (b) with respect to such matters that the Participant provided no guidance as to how to vote, in accordance with the recommendations of the Board.  If a Participant fails to return a proxy card by the date required in the proxy materials, or returns a proxy card unsigned, then the Plan Administrator shall not vote such Shares.  In all events, a Shareholder shall have the right to vote Shares acquired through the DRP directly.

12.              Fees and Expenses.  Participants will not be charged any brokerage commission, fee or service charge when acquiring Shares under the DRP.  Certain fees, brokerage commissions and other services charges may be incurred upon the sale of Shares (including Shares acquired through the DRP), including, without limitation, any fees and commissions owed to any broker that arranges any such sale.

13.              Liability of the Company.  Neither the Company nor the Plan Administrator shall be liable for any act done in good faith, or for any good faith omission to act, including, without limitation, any claims or liability:  (a) arising out of failure to terminate a Participant’s account upon such Participant’s death or adjudicated incompetence prior to receipt of notice in writing of such death or adjudication; or (b) with respect to the time and the prices at which Shares are purchased or sold for a Participant’s account.  Neither the Company nor the Plan Administrator shall have any duties, obligations or liabilities except those expressly set forth in this Plan.  THE COMPANY MAKES NO ASSURANCES OR GUARANTIES THAT A PROFIT WILL BE MADE OR THAT LOSSES WILL NOT BE INCURRED WITH RESPECT TO SHARES ACQUIRED THROUGH THE DRP.

14.              Governing Law.  The DRP shall be governed by the laws of the State of Maryland.  However, causes of action for violations of federal or state securities laws shall not be governed by this Section 14.

15.              Prior Distribution Reinvestment Programs.  The DRP amends and restates in their entirety and supercedes any and all distribution reinvestment programs, plans and policies adopted and established by the Board or the Company, or included in any prospectus filed by or on behalf of the Company, prior to and existing and in effect as of the date first set forth above.  All participants in any such existing and effective distribution reinvestment program automatically shall continue to be Participants under the DRP.

16.              Defined Terms.

“Act” means the Securities Act of 1933, as amended, and any successor law, and the Rules and Regulations promulgated thereunder.

“Affiliate” means, with respect to any other Person:  (i) any Person directly or indirectly owning, controlling or holding, with the power to vote 10% or more of the outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

“Board” means the Board of Directors of the Company.

“Dealer Manager” means Inland Securities Corporation.

“Distributions” means any cash distributions declared and paid by the Company with respect to Shares.

“Equity Stock” means all classes or series of stock of the Company, including, without limitation, the Shares and any shares of preferred stock, $0.01 par value per share, issued by the Company.

“Independent Directors” means the members of the Board who (i) are determined by the Board to satisfy any and all standards and guidelines of independence established by the Board and the SEC and any applicable listing standards promulgated by the NYSE, as such Board standards and guidelines and NYSE listing standards may be amended, modified and/or supplemented from time to time, (ii) shall be non-employee directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), (iii) shall be an outside director under the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended, and (iv) shall satisfy the requirements of “independence” of members of audit committees set forth in Section 10A(m)(3) of the 1934 Act.

 “NASD” means the National Association of Securities Dealers, Inc.

“Ownership Limit” means the direct or indirect beneficial ownership of 9.8 percent in value of the aggregate of the outstanding shares of Equity Stock.  The value of the outstanding shares of Equity Stock shall be determined by the Board in good faith, which determination shall be conclusive for all purposes hereof.

“Participant” means any Shareholder that elects to enroll in the DRP pursuant to and in accordance with the terms, provisions and conditions of the DRP.

“Person” means an individual, corporation, partnership, estate, trust, joint stock company, partnership (general or limited), limited liability company or other entity.

“Plan Administrator” means Registrar and Transfer Company, a New Jersey corporation, 10 Commerce Drive, Cranford, New Jersey 07016, and its duly appointed successors and/or assigns.  The Plan Administrator also serves as the transfer agent for Company common shares.  Should the Plan Administrator resign or be terminated, the Company shall designate a replacement Plan Administrator.

“Shares” means the shares of voting common stock, par value $0.01 per share, of the Company, and “Share” means one of those Shares.

“Shareholders” means any registered holder/owner of any Shares.

“Soliciting Dealers” means the dealer members of the NASD, designated by the Dealer Manager.

“Withholding Amount” means any amount determined by the Plan Administrator or the Company required by applicable law to be withheld for federal income tax withholding purposes.  Generally, if a Shareholder fails to deliver to the Plan Administrator a valid taxpayer identification number and fails to certify to the Plan Administrator that such Shareholder is not subject to backup withholding, then the Plan Administrator is required by law to withhold taxes from the amount of Distributions payable to a Shareholder (including Participants).  This requirement applies to Distributions reinvested in Shares pursuant to the DRP.